FUND PARTICIPATION AGREEMENT
                                 AMENDMENT NO. 4

     THIS AMENDMENT, made and entered into this 5th day of August, 2002 (the Amendment") By and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York (each of which is hereinafter referred to as the "Company"), INVESCO Funds Group, Inc. (the "Adviser"), INVESCO Distributors, Ins. (the "Distributor"), and INVESCO Variable Investment Funds, Inc. (the "Fund").


     WHEREAS,   the  parties  have  previously  executed  a  Fund  Participation
Agreement dated April 15th, 2001, and amended on September 1, 2001, April 1, 2002 and April 15, 2002 ("Agreement");

     NOW THEREFORE, in consideration of the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the Agreement as follows:

      1. Schedule A of the Agreement is deleted in its entirety and replace with the following:

                             PARTICIPATION AGREEMENT

                                   SCHEDULE A

The following Separate Accounts and Associated Contracts of Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York are permitted in accordance with the provisions of this Agreement to invest in Portfolios of the Fund shown in Schedule B:

CONTRACTS FUNDED BY SEPARATE ACCOUNT                             NAME OF SEPARATE ACCOUNT
------------------------------------                             ------------------------
Futurity II Variable and Fixed Annuity Contract                  Sun Life of Canada (U.S.) Variable Account F

Futurity III Variable and Fixed Annuity Contract

Futurity Focus II Variable and Fixed Annuity Contract

Futurity Accolade Variable and Fixed Annuity Contract

Futurity Select Four Variable and Fixed Annuity Contract

Futurity Select Four Plus Variable and Fixed Annuity Contract

Futurity Select Seven Variable and Fixed Annuity Contract

Futurity Select Freedom Variable and Fixed Annuity Contract

Futurity Select Incentive Variable and Fixed Annuity Contract

Futurity Protector Variable Universal Life Insurance Policies    Sun Life of Canada (U.S.) Variable Account I

Futurity Accumulator Variable Universal Life Insurance Policies

Futurity Survivorship II Variable Universal Life Insurance Policies

Futurity Corporate Variable Universal Life Insurance Policies    Sun Life (U.S.) Variable Account G

Futurity Accolade NY Variable and Fixed Annuity Contract         Sun Life (N.Y.) Variable Account C

     All terms and conditions of the Participation Agreement and Schedules thereto shall continue in full force and effect except as amended herein.

     IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date first written above.

                                    SUN LIFE ASSURANCE COMPANY OF
                                    CANADA (U.S.)

                                    By:   /s/Edward M. Shea
                                          ------------------------------
                                          Name: Edward M. Shea
                                          Title: Assistant Vice
                                          President and Senior Counsel

                                    By:   /s/Philip K. Polkinghorn
                                          ------------------------------
                                          Name: Philip K. Polikinghorn
                                          Title: Vice President,
                                    Retirement Products & Services

                                    SUN LIFE INSURANCE AND ANNUITY
                                    COMPANY OF NEW YORK

                                    By:   /s/Edward M. Shea
                                          ------------------------------
                                          Name: Edward M. Shea
                                          Title: Assistant Vice
                                          President and Senior Counsel

                                    By:   /s/Philip K. Polkinghorn
                                          ------------------------------
                                          Name: Philip K. Polikinghorn
                                          Title: Vice President,
                                    Retirement Products & Services
                                    INVESCO VARIABLE INVESTMENT FUNDS,
                                    INC.

                                    By:   /s/Ronald L. Grooms
                                          ------------------------------
                                          Ronald L. Grooms, Treasurer


                                    INVESCO FUNDS GROUP, INC.

                                    By:   /s/Ronald L. Grooms
                                          ------------------------------
                                          Ronald L. Grooms, Senior Vice
                                    President


                                    INVESCO DISTRIBUTORS, INC.

                                    By:   /s/Ronald L. Grooms
                                          ------------------------------
                                          Ronald L. Grooms, Senior Vice
                                    President